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                                                                Exhibit 10.23

                        [FORM OF REPRESENTATIVE WARRANT]

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

UNTIL THE COMMENCEMENT DATE (AS HEREINAFTER DEFINED) THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS DESCRIBED IN SECTION 9 HEREOF.

                                                             __________ __, 1996




                                     WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF
                                  AVIGEN, INC.

         VOID AFTER 5:00 P.M., LOS ANGELES TIME, ON __________ __,2001, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M.,
LOS ANGELES TIME, ON THE IMMEDIATELY PRECEDING BUSINESS DAY

No. W-__

         THIS CERTIFIES that, for and in consideration of $____________________, _________________________________________ [NAME OF REPRESENTATIVE], or its
registered assigns (_______________ [NAME OF REPRESENTATIVE] or any such registered assign being referred to herein as to the "Warrantholder"), is entitled to subscribe for and purchase from Avigen, Inc., a Delaware corporation (hereinafter called the "Company"), at the price of $__________ [120% OF PER SHARE INITIAL PUBLIC OFFERING] per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time and from time to time but not earlier than the Commencement Date (as defined below) or later than the Expiration Date (as defined below), up to ___________________ fully paid, nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including without limitation the provisions of Section 3 hereof. "Commencement Date" shall mean the first anniversary of the date hereof. "Expiration Date" shall mean 5:00 P.M., Los Angeles time, on the fifth anniversary of the date hereof, or if not a Business Day, as defined herein, at 5:00 P.M., Los Angeles time, on the immediately preceding business day. "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of California are authorized by law to remain closed.

SECTION 1.   EXERCISE OF WARRANT

         (a) EXERCISE PROCEDURES

         This Warrant may be exercised, at any time and from time to time but not earlier than the Commencement Date or later than the Expiration Date, by the Warrantholder, in whole or in part (but not as to a fractional share of Common Stock and in no event for less than 100 shares (unless Less than an aggregate of 100

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shares are then purchasable under all outstanding Warrants held by a
Warrantholder)), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the Company's principal offices as set forth in Section 8 hereto (or at such other location in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company). In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the total number of whole shares of Common Stock so purchased, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, not exceeding five Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time. With respect to any such exercise, the Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and if exercise is pursuant to a cash exercise, payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         (b)      CASH OR NET EXERCISE

          The Warrantholder may elect to exercise this Warrant by cash exercise or a net exercise as described below.

                           (i) In the case of a cash exercise, the subscription form delivered under this Section 1(a) shall be accompanied by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased.

                           (ii) In the case of a net exercise, the Warrantholder may elect to exercise this Warrant and receive shares on a "net exercise" basis in an amount equal to the value of this Warrant by delivery of the subscription form attached hereto and surrender of this Warrant at the principal office of the Company, in which event the Company shall issue to Holder a number of shares computed using the following formula:

                           X  =    (P)(Y)(A-B)
                                   -----------
                                        A

         Where:            X = the number of shares of Common Stock to be issued
                               to Holder.

                           P = the percentage of the Warrant being exercised.

                           Y = the number of shares of Common Stock issuable
                               upon exercise of this Warrant.

                           A = the Current Market Price (as determined pursuant
                               to Section 3) of one share of Common Stock.

                           B = Warrant Price.

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         (c)      CONTINGENT EXERCISE

         At the election of the Warrantholder, an exercise may be made contingent upon the closing of the sale of the shares issuable upon such exercise in a public offering pursuant to a registration statement filed or to be filed by the Company which registers such shares pursuant to the Securities Act of 1933, as amended.

         (d)      STOCK TO BE RESERVED

         The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued, upon full payment of the Warrant Price therefor or as otherwise set forth herein, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, charges and other adverse interests. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share, if any, of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or automated quotation system upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

         (e)      ISSUE TAX

         The issuance of certificates for shares of Common Stock upon exercise of any Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

         (f)      CLOSING OF BOOKS

         The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (g)      DEFINITION OF COMMON STOCK

         The shares purchasable pursuant to this Warrant shall include only securities designated as Common Stock of the Company. As used herein the term "Common Stock" shall mean and include the Common Stock, par value $.001, of the Company as authorized on the date hereof, or shares of any class or classes resulting from any recapitalization or reclassification thereof which are not limited to any fixed sum or percentage and are not subject to redemption by the Company and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

         (h)      NO FRACTIONAL SHARES

         No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of this
Section 1, be delivered upon


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any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the Warrantholder an amount in cash equal to the Current Market Price of such fractional interest, as determined pursuant to Section 3.

         (i)      LISTING

         Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

SECTION 2.        ADJUSTMENT OF NUMBER OF SHARES AND WARRANT PRICE

         (a)      ADJUSTMENTS

         The Warrant Price and the number and kind of shares issuable hereunder shall be subject to adjustment from time to time upon the happening of certain events as provided in this Section 2. Upon each adjustment of the Warrant Price for any stock dividend or distribution or any subdivision or combination of the outstanding shares of the Common Stock as provided in this Section 2, the Warrantholder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

                  (1) If at any time prior to the exercise of this Warrant in full, the Company shall (A) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (B) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (C) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock by reclassification of its Common Stock (excluding any such reclassification in connection with a consolidation or a merger), the Warrant Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination reclassification or recapitalization. Any adjustment required by this Section 2
(a)(1) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                  (2) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Warrant Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

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                  (3) If at any time prior to the expiration of this Warrant in full, the Company shall issue rights or Warrants to all holders of Common Stock as such entitling them (for a period expiring within sixty days after the record date of the determination of stockholders entitled to receive the same), to subscribe for or purchase Common Stock at a price per share less than the current market price per share (as defined in Section 3) on such record date, then, in each such case the number of shares subject to this Warrant thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or Warrants, plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or Warrants plus the number of shares that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price. For purposes of this Section 2(a)(3), the issuance of rights or Warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights or Warrants to purchase the Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock.

                  (4) If at any time prior to the exercise of this Warrant in full, the Company shall distribute to all holders of its Common Stock evidence of indebtedness of the Company or assets of the Company (excluding cash dividends or distributions out of earned surplus) or rights or Warrants to subscribe for securities of the Company (excluding those referred to in Sections 2(a)(2) or (3) above), then in each case the Warrant Price shall be adjusted to a price determined by multiplying the Warrant Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock on the record date for determination of stockholders entitled to receive such distribution, less the then fair value (as determined by the Board of Directors of the Company in good faith) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or Warrants which are applicable to one share of Common Stock, and of which the denominator shall be the Market Price per share of Common Stock; provided, however, that if the then Current Market Price per share of Common Stock on the record date for determination of stockholders entitled to receive such distribution is less than the then fair value of the portion of the assets or evidence of indebtedness so distributed or of such subscription rights or Warrants which are applicable to one share of Common Stock, the foregoing adjustment of the Warrant Price shall not be made and in lieu thereof the number of shares purchasable upon exercise of each Warrant immediately prior to such distribution shall be adjusted so that the holder of such Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of assets, evidence of indebtedness, subscription rights and Warrants (or, in the event of the redemption of such evidence of indebtedness, subscription rights or Warrants, any cash paid in respect of such redemption) that such Warrantholder would have owned or have been entitled to receive after the happening in such distribution had such Warrant been exercised immediately prior to the record date of such distribution.

                  (5) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this Section 2(a)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2(a) shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Notwithstanding anything in this
Section 2(a) to the contrary, the Warrant Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                  (6) In the event that at any time, as the result of any adjustment made pursuant to this Section 2(a), the Warrantholder thereafter shall become entitled to receive any securities other than Common Stock, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 2(a).

                  (7) For purposes of any computation under this Section 2(a), the Current Market Price and Market Price per share of Common Stock on any date shall be deemed calculated as provided in Section 3.

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         (b)      NO ADJUSTMENT FOR CASH DIVIDENDS

         Except as provided in Section 2(a) of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         (c)      PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS

         In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation or other entity (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation or entity of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction cause such successor or purchasing corporation or other entity, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Warrant Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which the Warrantholder would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale, or conveyance had this Warrant been exercised immediately prior to such action. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of this
Section 2. The provisions of this Section 2(c) shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

         (d)      FORM OF WARRANT AFTER ADJUSTMENTS

         The form of this Warrant need not be changed because of any adjustments in the Warrant Price of the number or kind of the shares purchasable pursuant to this Warrant, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         (f)      NOTICE OF ADJUSTMENT

         Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first-class mall, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

SECTION 3.        CURRENT MARKET PRICE

         For any computation of Current Market Price or Market Price under this Warrant, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily market price per share for the 30 consecutive Trading Days commencing 35 Trading Days before the date in question. "Market Price" is defined as (i) the closing sale price (or, if no closing sale price is reported, the closing bid price) of the Common Stock in the over-the-counter market, and reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, as reported by the National Quotation Bureau Incorporated;
(ii) in the event that the Common Stock is hereafter listed for trading on one or more United States national or regional securities exchanges, market price shall be the closing price on the exchange or system designated by the Board of Directors of the Company as the principal United States market in which the Common Stock is traded; (iii) if the Warrantholder elects a net exercise in connection with and contingent upon a public offering of the shares issuable upon exercise of this Warrant, and if the Company's

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registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then market price shall be the initial "Price to Public" specified in the final prospectus for such offering; or (iv) if market price cannot be established as described above, market price shall be the fair market value of the Common Stock as determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the Company are unable to agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder. The term "Trading Day" shall mean a day on which Nasdaq or the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

SECTION 4.        REGISTRATION RIGHTS

         (a)      DEFINITIONS

         As used in this Section 4, the following capitalized terms shall have the following respective meanings:

         "Demand Registration" means a registration of Registrable Securities under Section 4(b).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Included Registrable Securities" means Registrable Securities included in a Registration Statement filed under this Section 4.

         "Initiating Holders" means any Registration Rights Holder or Holders who holds or has the right to acquire not less than 25% of the aggregate of (i) all Warrant Securities issuable under all Warrants outstanding at the time a Demand Registration is requested and (ii) all Warrant Securities outstanding at such time.

         "Participating Holders" means holders of Included Registrable
Securities.

         "Person" means any individual, partnership, joint venture, trust, corporation, limited liability company or partnership, unincorporated organization or government or any department or agency thereof.

         "Piggyback Registration" means a registration of Registrable Securities under Section 4(c).

         "Prospectus" means any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all materials incorporated by reference in such Prospectus.

         "Registrable Securities" means any Warrant Securities; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (1) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (2) they may be sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act without any restrictions or limitation on such resale.

         "Registration Expenses" means any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation (1) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (2) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualification of the Registrable Securities); (3) all printing, mailing, messenger and delivery expenses; (4) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; and (5) any disbursements of underwriters


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customarily paid by issuers or sellers of securities including the reasonable fees and expenses of special experts retained by the underwriters in connection with the requested registration.

         "Registration Rights Holders" means the holders of any Warrant or Warrant Securities.

         "Registration Statement" means any Registration Statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Section 4, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

         "Representatives" means Wedbush Morgan Securities Inc. and Sands Brothers & Co.

         "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Expenses" means underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Included Registrable Securities to advise them in their capacity as holders of Included Registrable Securities.

         "Underwriting Agreement" means that certain Underwriting Agreement dated as of ________________, 1996 by and among the Company and the Representatives, as representatives of the several Underwriters named therein.

         "Warrants" means this Warrant and all other Warrants issued to the Representatives pursuant to the Underwriting Agreement, including all Warrants issued in substitution or exchange thereof.

         "Warrant Securities" means any Common Stock or other securities issuable upon exercise of Warrants.

         (b)      DEMAND REGISTRATION

         (i) If, at any time after the Commencement Date and prior to the Expiration Date, Initiating Holders request that the Company file a Registration Statement covering Registrable Securities, as soon as practicable thereafter the Company shall use its best efforts to file a Registration Statement with respect to all Registrable Securities that it has been requested to register by any Registration Rights Holders and obtain the effectiveness of such Registration Statement. The Company shall also take all other action necessary under federal or state law or regulation to permit the sale or other disposition pursuant to such Registration Statement of all Registrable Securities requested to be registered and the Company shall maintain such compliance with each such federal and state law and regulation for the period necessary for the Participating Holders to effect the proposed sale or other disposition of Registrable Securities pursuant to such Registration Statement. Notwithstanding the foregoing, the Company shall be entitled to defer a Demand Registration for a period of up to 90 days if and to the extent that the Company's Board of Directors determines, in good faith, that such registration would substantially interfere with a pending corporate transaction. The Company shall not be obligated to effect any such registration pursuant to this Section 4(b) if (A) such registration may only be effected on Form S-1 and (B) the Initiating Holders, together with the other holders of any other securities entitled to participate in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price to the public of less than $500,000. The limitation imposed by the preceding sentence shall not apply to any registration which may be effected pursuant to a registration statement on a form other than Form S-1.

         (ii) Upon receipt of a request for registration from Initiating Holders, the Company shall promptly give written notice to all other Registration Rights Holders of its intention to effect a Demand Registration and shall include in such registration all Registrable Securities held by other Registration Rights Holders who request such registration within 20 Business Days after such notice has been given by the Company.

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         (iii) Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold by a Registration Rights Holder and the intended method of disposition.

         (iv) If any Demand Registration is requested to be in the form of an underwritten offering, the managing underwriter shall be selected and obtained by the holders of a majority of the Included Registrable Securities. Such selection shall be subject to the Company's consent, which consent shall not be unreasonably withheld.

         (v) The Company shall be required to effect a only one registration pursuant to this Section 4(b). If any Registration Statement fails to be declared effective by the SEC by reason of a decision by Participating Holders or the underwriters to withdraw said Registration Statement, or if the Registration Statement fails to be declared effective or, after being declared effective, is stop-ordered by the SEC, in either case, for reasons attributable to a Participating Holder, such Demand Registration shall count for purposes of the limitation set forth in this Section 4(b)(v). If any Registration Statement
(1) fails to be declared effective by the SEC for any reason (except (A) by reason of a decision by Participating Holders or underwriters to withdraw said Registration Statement, or (B) for reasons attributable to any Participating Holder), or (2) is stop-ordered by the SEC after being declared effective (other than for reasons attributable to any Participating Holder) such requested registration shall not count for purposes of the limitation set forth in this
Section 4(b)(v).

         (c)      PIGGYBACK REGISTRATION

         (i) If, at any time or from time to time after the Commencement Date and prior to the second anniversary of the Expiration Date, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under the Securities Act, whether or not for its own account (other than a Registration Statement filed pursuant to Section 4(b) or a registration statement filed for registration of securities issuable under the Company's employee benefit plans or in connection with any merger or acquisition), the Company shall as expeditiously as possible give written notice to all Registration Rights Holders of the Company's intention to do so and of such Registration Rights Holders' rights under this Section 4(c). Upon the written request of any Registration Rights Holder made within 20 Business Days after the giving of any such notice (which request shall specify the amount of Registrable Securities intended to be disposed of by such Registration Rights Holder in such registration), the Company shall include in such Registration Statement the Registrable Securities which the Company has been so requested to register and obtain the effectiveness of such Registration Statement. The Company shall keep such Registration Statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for Participating Holders to effect the proposed sale or other disposition of the Included Registrable Securities.

         (ii) If a Piggyback Registration involves an offering by or through underwriters, then (1) all Participating Holders must sell their Included Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (2) any Participating Holder may elect in writing, not later than 3 Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, to withdraw such holder's Registrable Securities from such registration.

         (iii) If a Piggyback Registration involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the managing underwriters the offering reasonably believes in good faith and advises each Registration Rights Holder requesting to have Registrable Securities included in the Company's Registration Statement that such inclusion would materially adversely affect such offering; provided that (1) if other selling shareholders without contractual registration rights or with contractual registration rights subordinate to the rights of the Registration Rights Holders have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by such selling shareholders before any reduction or elimination of Registrable Securities; and (2) any such reduction or elimination (after taking into account the effect or clause (1)) shall be pro rata (based on the number of securities sought to be registered) with all other selling shareholders with contractual registration rights which are not subordinate to the rights of Registration Rights Holders. After the date hereof, the Company shall not grant any registration rights with respect to any Company securities which are senior to the rights of the

Registration Rights Holders without the prior written consent of the holders of a majority of the Warrant Securities outstanding at the time.

         (d)      REGISTRATION PROCEDURES

         If and whenever the Company is required to use its best efforts to take action pursuant to any federal or state law or regulation to permit the sale or other disposition of any Registrable Securities Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Section 4, the Company shall, as expeditiously as practicable:

         (i) Prepare and file with the SEC, as soon as practicable within 90 days after the end of the period within which requests for registration may be given to the Company (but subject to the provisions for deferral contained in Section 4(b)(i) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statements to become effective; provided that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Participating Holders and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Participating Holders and the underwriters.

         (ii) Prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for a reasonable period not to exceed 180 days; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Participating Holders as set forth in such Registration Statement or supplement to such Prospectus.

         (iii) Notify the Participating Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (1) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (2) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (3) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (4) if at any time the representations and warranties of the Company contemplated by subsection (xiii) below ceases to be true and correct in all material respects; (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (6) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (iv) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

         (v) If reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

         (vi) Furnish to each Participating Holder and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment therein, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

         (vii) Deliver to each Participating Holder and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) any amendment or supplement thereto as such persons may reasonably request, and the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the Participating Holders and the underwriters, if any, in connection with the offering and sale of the Included Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

         (viii) Prior to any public offering of Registrable Securities, cooperate with the Participating Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Participating Holder or underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Included Registrable Securities, provided that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject.

         (ix) Cooperate with the holders of Included Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters.

         (x) Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

         (xi) Upon the occurrence of any event contemplated by Section 4(c)(iii)(b) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

         (xii) With respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed.

         (xiii) Enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (1) make such representations and warranties to the underwriters, in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (4) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 4(e) hereof with respect to all parties to be indemnified pursuant to said section; and (5) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder.

         (xiv) Make available for inspection by one or more representatives of the Participating Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Participating Holders or underwriter, all financial and other record, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives.

         (xv) Otherwise use its best efforts to comply with all applicable federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each Participating Holder and each underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such Participating Holder or underwriter shall have requested that the Included Registrable Securities be sold.

         (xvi) The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

         (d)      FEES AND EXPENSES

         The Company shall pay all Registration Expenses and the Participating Holders shall pay (severally and not jointly and pro rata based upon the number of Included Registrable Securities held by each Participating Holder) all Selling Expenses incurred in connection with any registration of Registrable Securities under this Section 4.

         (e)      INDEMNIFICATION

         (i) In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Participating Holder and each underwriter of Included Registrable Securities and each Person, if any, who controls such Participating Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Participating Holder or underwriter (or any person controlling such Participating Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Participating Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act) to the same extent as provided above with respect to the indemnification of the Participating Holders. This indemnify agreement shall be in addition to any liability which the Company may otherwise have.

         (ii) In connection with each Registration Statement, each Participating Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 4(e)(i), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) by only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Participating Holder to the Company specifically for use therein. In no event shall the liability of any Participating Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Participating Holder upon the sale of such Participating Holder's Included Registrable Securities giving rise to such indemnification obligation.

         (iii) Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 4(e), notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in
Section 4(e)(i) or 4(e)(ii) shall be available to any party who shall fail to give notice as provided in this Section 4(e)(iii) if the party to whom notice was not given was unaware of the proceeding to which such notice related and was prejudiced by the failure to receive such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any liability that it may otherwise have to any indemnified party. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (1) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (2) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         (iv) In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection 4(e)(i) or 4(e)(ii) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages or liabilities referred to in subsection (i) or (ii) of this Section 4(e) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any person having liability under Section 11 of the Securities Act other than the Company and the Participating Holders. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Company and any Participating Holder, as the case may be, shall be entitled to contribution from the Company and/or the Participating Holders, as the case may be, to the full extent permitted by law.

         (v) The indemnity and contribution agreements contained in this Section 4(e) shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Participating Holders, (ii) sale of any of Registrable Securities or (iii) any expiration of this Warrant.

         (vi) Notwithstanding the foregoing provisions of the Section 4(e), to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

         (f)      REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

         With a view to making available to the holders of Warrants or Warrant Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (i) Make and keep available adequate current public information with respect to the Company.

         (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         (iii) Furnish to any holder of Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports filed under any rule or regulation of the SEC.

         (g)      COMPUTATIONS OF CONSENT

         Whenever the consent or approval of Registration Rights Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than any Warrantholder deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Registration Rights Holders of such required percentage.

         (h)      ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES

         The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Registration Rights Holders to include such Registrable Securities in a registration undertaken pursuant to this Section 4.

SECTION 5.        NOTICES OF RECORD DATES

         In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than regular cash dividends paid out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

  then and in each such event the Company will give notice to the Warrantholder specifying (1) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (2) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, if either is required. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action with respect thereto.

SECTION 6.        NO STOCKHOLDERS RIGHTS OR LIABILITIES

         This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 7.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT

         In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest.

SECTION 8.        NOTICES

         All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail or overnight courier, postage prepaid and addressed, or by facsimile. Notices, requests and other communications to the Warrantholder shall be sent to the Warrantholder at 1000 Wilshire Boulevard, Los Angeles, California 90017-2465, Attention: Investment Banking, facsimile number (213) 688-6642 or to such other address or facsimile number as shall have been furnished to the Company by notice from such Warrantholder; and if to the Company, at 1201 Harbor Bay Parkway, Suite 1000, Alameda, California 94502; Attention: President, facsimile number (510) 748-7155, with a copy to Cooley Godward Castro Huddleson & Tatum, 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, facsimile number:
(415) 859-0663. Attention: Alan C. Mendelson, Esq., or at such other address or facsimile number as shall have been furnished to the Warrantholder by notice from the Company.

SECTION 9. TRANSFER, ASSIGNMENT AND EXCHANGE OF WARRANT AND RESTRICTIONS ON TRANSFER

         (a)      RESTRICTIONS ON TRANSFER

                  (i) Until the Commencement Date, this Warrant and the underlying shares of Common Stock which may be acquired upon exercise hereof may not be sold, transferred, assigned, pledged or hypothecated to any other person or entity except to any Underwriter that participated in the public offering of shares of Common Stock of the Company pursuant to the Underwriting Agreement (as defined in Section 4(a)), and the bona fide officers or partners thereof. Until the Commencement Date, any shares of Common Stock acquired upon exercise of this Warrant shall bear a legend setting forth the foregoing restriction. After the Commencement Date, this Warrant may be freely transferred or assigned by the Warrantholder, subject to compliance with applicable law. Assignment of this Warrant shall be effected by delivery of the assignment form attached hereto to the Company at its principal offices.

                  (ii) Except as otherwise permitted by this Section 9(a)(ii), each Warrant shall (and each Warrant issued upon transfer or in substitution for any Warrant shall) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION SUCH ACT."

         Except as otherwise permitted by this Section 9(a)(ii), each certificate for securities issued upon the exercise of any Warrant and each certificate issued upon transfer of any such security shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or certificate for securities, without a legend, if
(1) the issuance of such securities has been registered under the Securities Act, (2) such Warrant or such securities, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act, or (3) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such securities, as the case may be.

         (b)      EXCHANGE OF WARRANT

         This Warrant may be split-up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of securities. If the Warrantholder desires to split-up, combine or exchange this Warrant, the Warrantholder shall make such request in writing delivered to the Company at its principal office and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant.

         (c)      TREATMENT OF WARRANTHOLDER

         Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

SECTION 10.       AMENDMENTS AND WAIVERS

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

SECTION 11.       SEVERABILITY

         If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable `in accordance with its terms.

SECTION 12.       GOVERNING LAW

         This Warrant shall be governed by and construed under the laws of the State of California without regard to conflict of law principles.

SECTION 13.       HEADINGS

         The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

SECTION 14.       BINDING EFFECT

         This Warrant shall insure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns.

SECTION 15.       NO INCONSISTENT AGREEMENTS

         The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholder in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

SECTION 16.       ENTIRE AGREEMENT

         This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

SECTION 17.       ATTORNEYS' FEES

         In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof is validly asserted as a defense , the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

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
         IN WITNESS WHEREOF, the Company and the Warrantholder have executed this Warrant on and as of the day and year first above written.

                                      Avigen, Inc.,
                                      a Delaware corporation

                                      By:
                                           -------------------------------------
                                           Dr. John Monahan
                                           President and Chief Executive Officer

Attest:

- ------------------------------
(Corporate Secretary)

                                                  [NAME OF REPRESENTATIVE]
                                      ------------

                                      By:
                                           -------------------------------------

                                           -------------------------------------
                                                   (Printed Name and Title)


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